Exhibit 99.1

News Release	Acuity Brands, Inc.
1170 Peachtree Street, NE
Suite 2400
Atlanta, GA 30309

Tel: 404 853 1400
Fax: 404 853 1430

AcuityBrands.com

Company Contact:

Dan Smith

Acuity Brands, Inc.

(404) 853-1423

ACUITY BRANDS, INC. ANNOUNCES DETAILS FOR COMPLETION OF ZEP INC.

SPIN-OFF AND EXPECTED DISTRIBUTION DATE OF OCTOBER 31, 2007

ATLANTA, October 8, 2007 (BUSINESS WIRE) — Acuity Brands, Inc. (NYSE: AYI) today announced that its Board of Directors has approved the completion of the previously announced spin-off of its specialty products business. The new company will be called Zep Inc., and it is expected to be listed on the New York Stock Exchange under the ticker symbol “ZEP.”

Acuity Brands will distribute pro rata to its stockholders all of the shares of Zep common stock by means of a stock dividend on October 31, 2007. The stock dividend of one share of Zep common stock for every two shares of Acuity Brands common stock will be paid pro rata to holders of Acuity Brands common stock who hold their shares at the close of business on October 17, 2007, which is the record date for the distribution. No fractional shares of Zep common stock will be distributed. Instead of fractional shares, Zep stockholders will receive cash. Following the distribution, Acuity Brands will not own any shares of Zep, and Zep will be an independent company. Payment of the stock dividend is subject to Zep’s registration statement on Form 10 being declared effective by the Securities and Exchange Commission and the New York Stock Exchange approving shares of Zep’s common stock for listing.

Shares of Acuity Brands will trade “regular way” throughout the period leading up to and including the distribution date. Anyone who buys or sells shares of Acuity Brands common stock in the “regular way” market prior to and on the distribution date will be buying or selling Acuity Brands stock that includes the entitlement to receive shares of Zep common stock at the distribution date. Accordingly, prior to the distribution date, Acuity Brands’ stock price will reflect the benefit of the Zep distribution.

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On November 1, 2007, the first day of trading following the distribution date, Acuity Brands stock will trade “regular way” without the benefit of the Zep distribution and Zep stock will trade “regular way” as a standalone company.

In addition, Acuity Brands has been advised by the NYSE that shares of Acuity Brands and Zep will trade on a “when issued” basis on the NYSE beginning during the week of October 17, 2007 and continuing throughout the period leading up to the distribution under the symbols “AYI wi” and “ZEP wi,” respectively. Acuity Brands “when issued” trades will settle after the distribution date without the benefit of the Zep distribution. Zep “when issued” trades will settle after the distribution date with shares of Zep as a standalone company.

Holders of Acuity Brands common stock are encouraged to consult with their financial advisors regarding the specific implications of trading Acuity Brands common stock on or before the distribution date.

No action is required by holders of Acuity Brands stock to receive their shares of Zep common stock in the distribution, and Acuity Brands stockholders will not be required to surrender any Acuity Brands shares or pay anything in order to receive the dividend. Acuity Brands stockholders who are entitled to receive the stock dividend will receive a book-entry account statement reflecting their ownership of shares of Zep common stock or their brokerage account will be credited for the shares.

Acuity Brands has received an opinion of counsel that the spin-off will be tax-free to Acuity Brands and its stockholders for U.S. federal income tax purposes, except in respect of cash received in lieu of fractional share interests, which generally will be taxable. No IRS approval is required to complete the transaction.

On or about October 22, 2007, Acuity Brands will mail an information statement to all stockholders entitled to receive the dividend of Zep common stock. The information statement will describe the new company, the various risks involved, including the risks of holding Zep common stock, and other details of the transaction, including additional details regarding the distribution. The information statement is also included as part of the registration statement on Form 10, as amended, filed by Zep with the Securities and Exchange Commission in connection with the transaction and is available at the Commission’s website at http://www.sec.gov.

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Forward-Looking Information

This release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that may be considered forward-looking include statements incorporating terms such as “will”, “expects,” “believes,” “intends,” “anticipates” and similar terms that relate to future events, performance, or results of the company, including, without limitation, all statements regarding the execution, timing, consequences, effects, or impact of the spin-off of Zep, Zep’s listing and the development of a “when issued” market for shares of Acuity Brands and Zep on the NYSE, and the tax-free nature of the spin-off and related reorganization transactions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Acuity Brands undertakes no obligation to update or revise any forward-looking statements. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations or outcomes to differ materially from the historical experience of Acuity Brands and management’s present expectations. These risks and uncertainties include, but are not limited to, underlying assumptions or expectations related to the spin-off transaction proving to be inaccurate or unrealized, the timing of any review of Zep’s registration statement on Form 10 by the SEC, the timing of the mailing of the information statement to Acuity Brands stockholders and the timing of the NYSE’s approval for the listing of shares of Zep common stock, among others. Additional risk factors related to these and other expectations regarding the proposed spin-off will be discussed in the information statement and detailed in the registration statement on Form 10, as amended, filed by Zep with the SEC, which are specifically incorporated by reference into this release.

About Acuity Brands, Inc.

Acuity Brands, Inc., with fiscal year 2007 net sales of approximately $2.5 billion, is currently comprised of Acuity Brands Lighting and Acuity Specialty Products and after the spin-off will be focused solely on the lighting business. Acuity Brands Lighting is one of

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the world’s leading providers of lighting fixtures and includes brands such as Lithonia Lighting®, Holophane®, Peerless®, Hydrel®, American Electric Lighting®, Gotham®, Carandini®, SpecLight®, MetalOptics®, Antique Street Lamps(TM), and Mark Architectural Lighting®. Headquartered in Atlanta, Georgia, Acuity Brands employs approximately 10,000 people (approximately 7,200 in Acuity Brands Lighting and 2,800 in Acuity Specialty Products) and has operations throughout North America and in Europe and Asia.

About Zep Inc.

Zep Inc., which holds the Acuity Specialty Products business, is a leading producer, marketer, and service provider of a wide range of cleaning and maintenance solutions for commercial, industrial, institutional, and consumer end-markets. Zep’s product portfolio includes anti-bacterial and industrial hand care products, cleaners, degreasers, deodorizers, disinfectants, floor finishes, sanitizers, and pest and weed control products. Zep continually expands its product portfolio and service offerings through the introduction of new products and formulations as well as new services to meet the demands of the industry and its customers. The company markets these products and services under well recognized and established brand names, such as Zep®, Zep Commercial®, Enforcer®, and Selig™, some of which have been in existence for more than 70 years. Zep will be headquartered in Atlanta, Georgia and expects to have over 2,800 employees at the time of the spin-off from Acuity Brands.

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